PENSIONS - Net Periodic Benefit Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Components of net periodic benefit cost:
Service cost	$ 120	$ 155	$ 162
Interest cost	879	1,271	1,740
Expected return on plan assets	(214)	(318)	(375)
Recognized actuarial loss	1,131	848	777
Net periodic benefit cost	$ 1,916	$ 1,956	$ 2,304